UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2023
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Cyxtera Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39496	84-3743013 (IRS Employer Identification No.)
2333 Ponce de Leon Boulevard Suite 900 Coral Gables, FL 33134 (Address of principal executive office)	(Commission File Number)	33134 (Zip Code)
(305) 537-9500
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CYXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2023, the Board of Directors (the “Board”) of Cyxtera Technologies, Inc. (the “Company”) elected Frederick Arnold and Roger Meltzer to serve as members of the Board. Messrs. Arnold and Meltzer were appointed pursuant to the terms of the Stockholders Agreement, dated July 29, 2021, between the Company and certain investor parties, as modified by that certain Joinder to Stockholders Agreement, dated as of July 29, 2022. Mr. Arnold was also appointed as a member of the Audit Committee and Mr. Meltzer was also appointed as a member of the Compensation Committee.

Mr. Arnold has over 40 years of experience in investment banking, corporate management and board governance. Mr. Arnold has served as a member of the boards of directors of Lehman Brothers Holdings Inc. since 2012 (including serving as Chairman of the Board from April 2014 to April 2015 and from January 2019 to present), Navient Corporation (NASDAQ: NAVI) since August 2018, M3-Brigade Acquisition III Corp. (NYSE: MBSC, MBSCU, MBSCW) since 2021 and Metropolitan Gaming Holdco Ltd. since 2022. He also has served as a director of Valaris PLC (NYSE: VAL) from November 2019 to April 2021, The We Company (and as a member of the New Committee) from June 2020 to July 2020, Corporate Capital Trust II from 2015 to 2016, Corporate Capital Trust (NYSE: CCT) from 2011 to December 2018 (Chairman 2017 to 2018), various members of the family of funds advised by FS/KKR Advisor, LLC (including FS KKR Capital Corp. (NYSE: FSK), FS Investment Corp II, FS Investment Corp. III and FS Investment Corp. IV) from December 2018 to November 2019, Syncora Holdings Ltd. (OTC BB: SYCRF) from September 2016 to January 2020, and CIFC Corp. (NASDAQ: CIFC) from 2011 to 2014. From 2015 to 2017, Mr. Arnold served as Managing Director and Chief Financial Officer of Convergex Group, LLC. Prior to that, he served as Executive Vice President and Chief Financial Officer of Capmark Financial Group Inc. from 2009 to 2011 and as Executive Vice President, Finance, for Masonite International Inc. from 2006 to 2007. From 2000 to 2003, Mr. Arnold served in various executive capacities for Willis Group Holdings and its subsidiaries, including as Executive Vice President of Finance, Development and Administration of Willis NA, and Group Chief Administrative Officer and Group Executive Vice President, Strategic Development, for Willis Group Holdings. Mr. Arnold began his career in investment banking at Lehman Brothers in 1980 and spent the following twenty years as an international investment banker, primarily at Lehman Brothers and at Smith Barney, where he served as Managing Director and Head of European Corporate Finance. Mr. Arnold earned a B.A., summa cum laude, in Economics from Amherst College, a M.A. in Jurisprudence from Oxford University and a J.D. from Yale Law School.

Mr. Meltzer practiced law at DLA Piper LLP from 2007 and held various roles: Global Co-Chairman (2015 through 2020), and currently as Chairman Emeritus; Americas Co-Chairman (2013 through 2020); Member, Office of the Chair (2011 through 2020); Member, Global Board (2008 through 2020); Co-Chairman, U.S. Executive Committee (2013 through 2020); Member, U.S. Executive Committee (2007 through 2020); and Global Co-Chairman, Corporate Finance Practice (2007 through 2015). Prior to joining DLA Piper LLP, Mr. Meltzer practiced law at Cahill Gordon & Reindel LLP from 1977 to 2007 where he was a member of the Executive Committee from 1987 through 2007, Co-Administrative Partner and Hiring Partner from 1987 through 1999, and Partner from 1984 through 2007. Mr. Meltzer currently serves on the Advisory Board of Harvard Law School Center on the Legal Profession (May 2015 to Present); and the Board of Trustees, New York University Law School (September 2011 to Present); and previously served on the Corporate Advisory Board, John Hopkins, Carey Business School (January 2009 to December 2012). He has previously served on the board of directors of: Lionheart II Corp (March 2021 to May 2022), Lionheart III Corp (March 2021 to August 2022), Haymaker Acquisition Corp. III (February 2021 to July 2022), certain subsidiaries of Nordic Aviation Capital (December 2021 to April 2022), The Legal Aid Society (November 2013 to January 2020), Hain Celestial Group, Inc. (December 2000 to February 2020), American Lawyer Media (January 2010 to July 2014) and The Coinmach Service Corporation (December 2009 to June 2013). Mr. Meltzer has also received several awards and honors and has been actively involved in philanthropic activity throughout his career. Mr. Meltzer received Juris Doctor degree in law from New York University School of Law and an A.B. from Harvard College. In February 2021, Mr. Meltzer joined the board of directors of Ubicquia LLC, a privately-held smart lighting solutions provider. In May 2022, Mr. Meltzer joined the board of directors of MSP Recovery, Inc. following its business combination with Lionheart Acquisition Corp. II. In June 2022, Mr. Meltzer joined the board of directors of Aearo Holding LLC and affiliated entities. In August 2022, Mr. Meltzer joined the board of directors of Empatan Public Limited Company (“SMX”) following its business combination with Lionheart III Corp, Security Matters Limited and Aryeh Merger Sub Inc. In January 2023, Mr. Meltzer joined the board of directors of a portfolio company of TPG Capital L.P. In February 2023, Mr. Meltzer joined the board of directors of Klein Hersh, an executive recruitment firm that spans the life sciences continuum and healthcare industry.

The Board determined that each of Messrs. Arnold and Meltzer meets the independence standards of the rules of The NASDAQ Stock Market LLC and the applicable rules of the Securities and Exchange Commission (the “SEC”). There are no transactions in which Messrs. Arnold and Meltzer have an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Company has entered into a disinterested director letter agreement (each, a “Letter Agreement”) with each of Messrs. Arnold and Meltzer. In accordance with the Letter Agreements, each of Messrs. Arnold and Meltzer will receive cash compensation equal to $480,000 per annum, payable monthly. The foregoing description of the Letter Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Letter Agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Company has also entered into its standard form of Indemnification Agreement with each of Messrs. Arnold and Meltzer. The Form of Indemnification Agreement is filed as Exhibit 10.10 to the Company’s Current Report as filed with the SEC on August 4, 2021.

Item 8.01. Other Events.

On April 24, 2023, the Company appointed Greg Waters to the Audit Committee of the Board. Upon the appointment of Mr. Arnold to the Audit Committee of the Board as described in Item 5.02 above, the Company regained compliance with Nasdaq Listing Rule 5605, including Rule 5605(c)(2), which requires the Audit Committee of the Board to consist of at least three members, each of whom is an independent director under the Nasdaq Listing Rules and who meets heightened independence standards for Audit Committee members.
Item 9.01.    Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Form of Letter Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyxtera Technologies, Inc.

Date: April 28, 2023	By:	/s/ Victor Semah
	Name:	Victor Semah
	Title:	Chief Legal Officer